                                                                Exhibit 10iiD(2)
                                                  AT&T MA/GA Reference No.MA3986

                             AT&T Internet Services              Contract #14110
                                   Cover Page

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CUSTOMER Legal Name
--------------------------------------------------------------------------------
Mail.com

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CUSTOMER Information
--------------------------------------------------------------------------------
Address:
11 Broadway
6th Floor

New York, NY 10048

Telephone: 212-425-4200

--------------------------------------------------------------------------------
AT&T Corp. ("AT&T")
--------------------------------------------------------------------------------
AT&T Corp.
55 Corporate Drive
Room 32B15
Bridgewater, New Jersey 08807
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AT&T Authorized Agent Info. (if applicable)
--------------------------------------------------------------------------------
Name: (Agent Represenative)
Company Name: (Agent Company)

(Agent Address)
(City), (State) (ZIP)

Telephone:  (Insert Phone Number)
Email:      (Insert Agent E-mail)
Agent Code: (Insert Phone Number)
--------------------------------------------------------------------------------
AT&T Sales Representative Name
--------------------------------------------------------------------------------
Kurt Stein/Chris Street

Email: kurtstein@.att.com/csstreet@att.com
Telephone: 212-387-6241/617-859-1991
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AT&T Sales Rep. Address
--------------------------------------------------------------------------------
32 Avenue of Americas

New York, NY 10013-2412

Branch Manager: Carol Heller
Sales Strata: Growth
Sales Region: Eastern

--------------------------------------------------------------------------------

This Attachment to the AT&T Master Agreement or General Agreement dated May 25, 1999 between Customer and AT&T Corp. ("Agreement") covers the below identified AT&T Internet Services ("Services") and is an integral part of the Agreement. This Attachment is effective when signed by Customer and accepted in writing by AT&T ("Effective Date").

As of the Effective Date, the Services are as follows:

|_| AT&T Managed Internet Service

|_| AT&T IP Enhanced Fax Service

|_| AT&T Dedicated Hosting Service Level 1*

|_| AT&T DSL Internet Service

|_| AT&T SecureBuy(SM) Service*

|X| AT&T Dedicated Hosting Service Level 2*

|_| AT&T Business IP Dial Service

|_| AT&T Easy World Wide Web(R) Service (EW3 Basic)*

|_| AT&T interactiveAnswers(SM) Service*

|_| AT&T Virtual Private Network Service

|_| AT&T Easy World Wide Web(R) Service & AT&T Enhanced Web Development Package*

|_| AT&T Web Site Service eCommerce Suite*

|_| AT&T Asynchronous Service

|_| AT&T Automotive Network Services

|_| AT&T Concert InternetPlus Service

|_| AT&T Business Internet Service

|_| AT&T Private Label Dial ISP

|_| AT&T Private Label Virtual ISP

 *These Services are ancillary to, and MUST be accompanied by, an AT&T Web Site
                              Services Attachment.
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CUSTOMER'S SIGNATURE BELOW ACKNOWLEDGES THAT CUSTOMER HAS READ AND UNDERSTANDS
EACH OF THE TERMS AND CONDITIONS OF THIS ATTACHMENT AND AGREES TO BE BOUND BY THEM.
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CUSTOMER:   Mail.com, Inc.              AT&T CORP.
           (Legal Name)


By: /s/ Bob Helfant                     By: /s/ Anthony Galluzzo
   --------------------------------        -------------------------------------
       (Authorized Signature)                     (Authorized Signature)

    Bob Helfant                            Anthony Galluzzo
-----------------------------------     ----------------------------------------
(Typed or Printed Name)                 (Typed or Printed Name)

SVP                                        Contract Manager
-----------------------------------     ----------------------------------------
(Title)                                 (Title)

10/27/99                                10/28/99
-----------------------------------     ----------------------------------------
(Date)                                  (Date)

                                AT&T PROPRIETARY                   coversig. doc
                                                                        08.13.99

Custom Terms/Mail.Com/DB                            AT&T MA Reference No. MA3986

                AT&T Dedicated Hosting Service Level 2 Attachment

                                                                       CT# 14110

--------------------------------------------------------------------------------

Customer Name                                   Service Period

Mail.com                                        Twelve (12) months

--------------------------------------------------------------------------------

1. INITIAL CONTRACT TERM, SERVICE PERIOD, AND BILLING

The Initial Contract Term begins on the Effective Date and, if applicable, ends on the anniversary of the Implementation Date (as defined below) unless terminated earlier in accordance with the provisions hereof. Charges for Customer's early cancellation of service are set forth on the Price Sheet. After the Initial Contract Term, this Attachment shall continue in effect until terminated as set forth in the AT&T Web Site Services Attachment to which this Attachment is appended; provided, however, that in the case of Collocated Web Services (as defined below), this Attachment shall expire no later than the date on which the Lease (as defined below) expires or is terminated unless the same has been replaced with another Lease, and provided further that it is understood that AT&T shall have no obligation to renew, extend, keep in effect or replace the Lease. Billing, with respect to each site, begins as of the date of physical completion of server deployment and connection of the server to AT&T's network ("Implementation Date"), regardless of when or whether the Customer's content has been deployed. The Service Period begins on the Implementation Date.

2. ABSENCE OF SUPPORT FOR AUTHORING TOOLS OR CONTENT

Customer is solely responsible for creating, updating and maintaining the Content. AT&T will not provide support for use of content authoring tools or other support in connection with the Content of Customer's Web Site.

3. COLLOCATION SPACE

The services covered by this Attachment may involve the provision to Customer of collocated web services ("Collocated Web Services"), which include a AT&T- or Customer-owned server or other equipment that is to be collocated on AT&T's premises and which may include use of third party software, hardware or other third party services. The collocation space (the "Space"), which is in premises that may be leased by AT&T, is described on Exhibit A. If Customer has elected to do so, AT&T agrees to allow Customer to place certain equipment (the "Equipment") as defined in Exhibit B, subject and subordinate to the terms and provisions of the applicable lease or leases (the "Lease") between AT&T or its Affiliates and the landlord or landlords of the Space. The Equipment shall be approved by AT&T prior to installation in the Space and shall not exceed the standard dimensions identified in the Price Sheet. Customer hereby accepts the Space in its as is condition and acknowledges that AT&T has no obligation to make alterations, improvements, additions, decorations or changes within the leased premises, Space or any part thereof. In connection with the provision of the Space, AT&T shall provide to Customer the installation services, remote hand services and other space services set forth on Exhibit A hereto. In the event of any taking by eminent domain or damage by fire or other casualty to the leased premises or the Space, Customer shall acquiesce and be bound by any action taken by or agreement entered into between AT&T or its Affiliates and the landlord or landlords with respect thereto.

4. EQUIPMENT

All right, title and interest in all facilities and associated equipment provided by either party shall at all times remain exclusively with such party. Neither party shall create any liens or encumbrances with respect to such facilities or equipment of the other party. Upon termination of Collocated Web Services, Customer shall as promptly as possible and in any event within 60 days of termination, release to AT&T all IP addresses provided by AT&T in connection with the Collocated Web Services. Upon termination of this Attachment, Customer shall leave the Space in as good condition (except for normal wear and tear) as it was at the commencement of this Attachment, and shall remove its Equipment and other property from the SpaceUpon sixty (60) days' prior written notice and solely for the purposes of AT&T's convenience, AT&T may require Customer (at AT&T's expense) to relocate the Equipment within the leased premises; provided, however, that the site of relocation shall afford comparable environmental conditions for the Equipment and comparable accessibility to the Equipment. Otherwise, upon sixty (60) days' prior written notice or, in the event of an emergency with as much notice as may be feasible, AT&T may require Customer, at Customer's expense to relocate the Equipment within the leased premises, provided, however, that the site of relocation shall afford comparable environmental conditions for the Equipment and comparable accessibility to the Equipment. AT&T shall use reasonable efforts to maintain the Collocated Web Services in accordance with applicable performance standards therefor and to obtain and keep in effect all rights of way required to provide the Collocated Web Services. AT&T shall have no responsibility for the hardware maintenance and repair of, or any liability of any kind with respect to, facilities and equipment which it does not furnish, and may assess Customer its standard charge for any false call outs.

5. INDEMNIFICATION

Without limitation of any other provision of the Agreement, Customer hereby agrees to indemnify and hold harmless AT&T against any and all liabilities, costs, expenses and claims relating to (i) Customers unlawful or improper use of the Collocated Web Services, the Space or leased premises or the AT&T network,
(ii) Customers failure to comply with the terms and provisions of the Agreement, including without limitation this Attachment, or (iii) property damage or personal injury claims caused by Customer's acts or omissions or arising from its operation of its Equipment or its use of the Space or the leased premises.

6. ACCESS

As part of the covered services, Customer is granted access into AT&T's Space. Customer shall at all times use care when working in and around AT&T's or other Customer's equipment. AT&T, at its sole reasonable discretion, may grant Customer use of an access card. In the event such a card is lost or stolen, Customer shall so report to AT&T as soon its loss is discovered. A lost or stolen access card is replaceable upon payment of a replacement fee to AT&T.

7. INTERNET SERVER AVAILABILITY

Under the AT&T Internet Server Availability Guarantee Program, AT&T Level 2 Dedicated Hosting Service Customers have the confidence that their Web Site will be accessible by end users of the global Internet, subject to the program rules and regulations set forth below,

If an AT&T-hosted Customer reports that an end user has been unable to access their Web Site due to the unavailability of the AT&T content hosting production web server, the customer will be eligible to receive a credit against his/her hosting Monthly Service Fee incurred during the affected month as specified below, subject to the program rules and regulations set forth below.

Interruptions of 24 hours or less
     --------------------------------------------
     Interruption Length                Credit
     --------------------------------------------
     Less than 4 hours                  none
     --------------------------------------------
     4 hours-7 hours 59 minutes         1/3 day
     --------------------------------------------
     8 hours-11 hours 59 minutes        1/2day
     --------------------------------------------
     12 hours-15 hours 59 minutes       2/3 day
     --------------------------------------------
     16 hours-24 hours                  one day
     --------------------------------------------

Interruptions of over 24 hours -- Interruptions over 24 hours will be credited 1/6 day for each 4-hour period or periods or fraction thereof. No more than one full day's credit will be allowed for any period of 24 hours.

Furthermore, Customer is being provided with the following limited guarantees for power availability, climate control and network availability, subject to the program rules and regulations set forth below and the attached Ready for Business Limited Guarantee. If, during any thirty (30) day period, Customer experiences an unscheduled outage of their electrical power greater than .001% of the time or an unscheduled outage of their air conditioning greater than .01% of the time, then, within 30 days of any such outage, Customer shall have a one time right to terminate this Attachment by giving AT&T at least seven days written notice of termination and payment of any charges (including installation charges) incurred as of the termination date, but without payment of any Termination Charges other than access facilities cancellation charges or other charges incurred by AT&T as a result of such termination. In addition, in the event that AT&T materially adversely modifies any of the limited guarantees in
Section 7, Customer shall have a one time right to terminate this Agreement within the thirty (30) day period following receipt of notice of any such change by giving AT&T seven (7) days' written notice of termination and payment of all charges incurred as of the termination date, but without any termination liability to AT&T other than access facilities cancellation charges incurred by AT&T as a result of this termination

Program rules and regulations:

1.    Claims may be made only by participating AT&T Hosting Service Customers.
2. An outage under this limited guarantee is defined as unscheduled unavailability of an AT&T Hosting Server or unscheduled unavailability of Customer's electricity or air conditioning and does not include outages for scheduled periods of maintenance and upgrades. Notice of a scheduled outage may be given by posting of the notice on the applicable customer care website for the Service.
3. Web server availability only applies to content hosting servers used for hosting Customer's Web Site. It does not apply to servers used to provide services other than this Hosting Service, including without limitation transaction service servers or AT&T Internet mail servers.


                                   Page 1 of 4
                                AT&T PROPRIETARY

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

Custom Terms/Mail.Com/DB                           AT&T MA Reference No. _______

                AT&T Dedicated Hosting Service Level 2 Attachment

4. AT&T must be notified in writing of a claim by a Customer within 10 days of an occurrence of a possible Service outage. Customer claims must be sent to the e-mail address attsupport@cerf.net or as otherwise specified in the web site provided by AT&T for customer support. All submitted claims must include the date and time of the Service outage.
5.    All claims are subject to review and verification by AT&T.
6. AT&T will be the sole party to verify and determine that an AT&T Hosting Server or Customer's electricity or air conditioning experienced an outage.
7. A Customer may only receive credits equal to up to one (1) month's AT&T Hosting Service Fee during any calendar quarter. A Customer will not receive a credit for AT&T Web Hosting Nonrecurring Charges, other recurring monthly charges, or charges related to storage space and data download by users.
8. AT&T reserves the right to change or modify the program rules and regulations or discontinue this limited guarantee program at any time without notice.
9. Credits are exclusive of any applicable taxes charged to Customer or collected by AT&T.

These limited guarantees are subject to the applicable AT&T Hosting Service terms and conditions set forth in the AT&T Web Site Services Attachment to which this Attachment is appended.

8. General

A. In the event that AT&T changes the Service in any way that materially decreases the level of Service available to Customer, Customer shall have a one-time right to terminate this Attachment within the thirty (30) day period following receipt of notice of such change by giving AT&T seven (7) days written notice of termination and payment of all charges incurred as of the termination date, but without any termination liability to AT&T, other than access facilities cancellation charges incurred by AT&T as a result of this termination.

B. This Agreement may not be assigned by either party without the prior written consent of the other, except that either party may, without the other party's consent, assign this Agreement or any Attachment to a present or future Affiliate or successor and AT&T may assign its right to receive payments. Customer will immediately notify AT&T of such assignment. AT&T may subcontract work to be performed under this Agreement, but shall retain responsibility for all such work. Customer shall have a one-time right within the thirty (30) day period following receipt from AT&T of the notice of assignment to terminate this Attachment by giving AT&T seven (7) days written notice of termination and making payment of all charges incurred as of the termination date, but termination liability to AT&T.


                                   Page 2 of 4
                                AT&T PROPRIETARY
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

Custom Terms/Mail.Com/DB                          AT&T MA Reference No. ________

                AT&T Dedicated Hosting Service Level 2 Attachment

                                    EXHIBIT A
                         REMOTE HANDS - TERMS OF SERVICE

1. Remote Hands Services.

Customer has, pursuant to this Attachment, located certain equipment on AT&T premises (the "Premises"), and may from time to time request that AT&T perform certain basic services with respect to such equipment. Such services (herein referred to as "Remote Hands Services") offer an opportunity for the Customer to avoid dispatching field services personnel for certain basic on-site activity.

2.    Levels of Service.

Remote Hands Services include 3 levels of service, as follows:

Remote Hands Class A, provided at no additional cost, involves the most basic activities of an on-site technician, performed with "eyes", "ears" and "fingers", but without involvement of tools, equipment, physical labor, keyboard or other data input. Examples of Class A service would include:

      o  pushing a button
      o  switching a toggle
      o  setting a dip switch
      o  power cycling (turning off and on) equipment
      o  securing cabling to connections
      o observing, describing or reporting on indicator lights or display information on machines or consoles
      o  basic observation and reporting on local environment in AT&T premises

Remote Hands Class B, provided in accordance with the fee(s) set forth in the Price Schedule, involves all the services of Class A, plus some configuration or running of certain basic operations pursuant to real-time instructions of Customer. This level of service does not involve opening or moving equipment or any direct hardware or software interaction. Examples of Class B services would include:

      o  running single, built in diagnostic equipment
      o  typing commands on a keyboard console
      o  changing of pre-labeled tapes
      o  cable organization, ties or labeling
      o  modifying basic cable layout, such as Ethernet or FDDI connections
      o  re-labeling equipment

Remote Hands Class C, provided in accordance with the fee(s) set forth in the Price Schedule, involves all the services of Class B, plus direct contact with equipment configuration, including hardware and software interaction, provided Customer provides accurate, understandable real-time instructions. Examples of Class C services would include:

      o  installation of previously received equipment in existing track space
      o  replacing hardware components with spares or upgrades
      o  adding memory
      o upgrading drive capacity by installation of new or additional disk drives

AT&T shall, in its own reasonable discretion, determine the appropriate Level of Remote Hands to which each service request applies.

Remote Hands Services may be purchased on a per hour basis as needed, or on a monthly basis under contract. Customer will be billed for services rendered along with Customers monthly service invoice

3.    Request Procedure.

Customer shall initiate a Remote Hands Service request by following the procedure set forth in the Configuration Review Form (CRF) provided to Customer, as such procedure may be modified by notice to Customer by AT&T from time to time. Each service request requires a separate initiation by the Customer, by fax, e-mail or other writing if possible. Each request from a Customer which has not elected a contract option shall require an original signed request from a previously authorized Customer representative. In cases of emergency, a signed facsimile transmission service request followed by a signed original is acceptable. AT&T's technicians will use reasonable efforts to respond to a Customer request for Remote Hands Service by telephone or electronic communication within 30 minutes of receipt of the initial Customer's request. AT&T's technician will assign a Trouble Ticket and will use reasonable efforts to commence the rendering of the service within the time window specified below from the point of assignment of the Trouble Ticket.

--------------------------------------------------------------------------------
         AT&T PREMISE                   SERVICE INITIATION WITHIN;

--------------------------------------------------------------------------------
San Diego, 9850 Scranton Road           1 hr
--------------------------------------------------------------------------------
New York, 67 Broad Street               1 hr
--------------------------------------------------------------------------------

5.    No Warranty/Limitation on Damages.

Customer acknowledges that AT&T will provide Remote Hands Services under Customer's specific direction. AT&T DOES NOT OFFER OR PROVIDE (AND HEREBY DISCLAIMS) ANY WARRANTY WITH RESPECT TO REMOTE HANDS SERVICES. NOTWITHSTANDING ANYTHING CONTAINED IN THE AGREEMENT TO THE CONTRARY, THE REMOTE HANDS SERVICES ARE PROVIDED ON AN "AS IS" BASIS. AT&T SHALL NOT BE LIABLE IN ANY WAY WHATSOEVER FOR ANY DIRECT OR INDIRECT LOSS, COST OR DAMAGE CUSTOMER MAY INCUR IN CONNECTION WITH AT&T PROVIDING OR FAILING TO PROVIDE THE REMOTE HANDS SERVICES TO CUSTOMER.

6.    Indemnity

Customer will at all times defend, indemnify and hold harmless AT&T from and against any and all damages, liabilities, losses, penalties, interest and other expenses (including, without limitation, reasonable attorney's fees), whether or not arising out of or relating to any third party claims, and regardless of the form of action, whether in contract, tort, strict liability or otherwise, concerning AT&T's provision of the Remote Hands Services to Customer


                                   Page 3 of 4
                                AT&T PROPRIETARY

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

                                                  AT&T MA Reference No. ________

                             AT&T WEB SITE SERVICES
                               SERVICE ATTACHMENT

--------------------------------------------------------------------------------
      Customer Name: Mail.com
--------------------------------------------------------------------------------

This Attachment consists of the following terms and conditions, and, as applicable, the attached terms and conditions for AT&T Easy World Wide Web(R) Service, AT&T Enhanced Web Development Package, AT&T Dedicated Hosting Service Level 1, AT&T Dedicated Hosting Service Level 2, AT&T SecureBuy(SM) Service or AT&T interactiveAnswers(SM) Service and the applicable Price Schedule(s) (collectively, this "Attachment"). This Attachment, together with the AT&T Master Agreement to which it is attached (the "Agreement"), sets forth the terms and conditions pursuant to which AT&T will provide the Web Site Services which Customer now orders or subsequently orders during the term of this Attachment.

1.    PRICE SCHEDULES.

The current rates for the Web Site Services are set forth in the attached Price Schedule(s). AT&T may change any of the Price Schedules at any time upon thirty
(30) days' prior notice to Customer.

2.    CUSTOMER RIGHTS AND RESPONSIBILITIES

(a) Customer agrees that AT&T will not provide customer service for end users of the Customers Web Site Services. Customer will have sole responsibility for fulfillment of purchase orders and delivery of all products and services purchased through the Web Sites. Customer will also have sole responsibility for any collection activities relating to a purchaser's failure to make payment, and complying with all applicable laws, including tax laws in any jurisdiction associated with such sale.

(b) In the event that any virus or destructive element is found in or furnished with any Content, Customer will use its best efforts, upon learning that such situation exists, to immediately eliminate the virus or destructive element. Customer will notify AT&T as to the existence of any such virus or destructive element immediately upon discovery thereof, and AT&T will have the right to take any steps it deems appropriate to eliminate the virus or destructive element and to be reimbursed by Customer for its reasonable costs.

(c) As between AT&T and Customer, Customer will own all right, title and interest in and to the Content, but specifically excluding any portion of the Software and any copyright notices or Marks of AT&T which may be included or embodied in the Content.

(d) For purposes of this Attachment, (i) "Web Sites" shall mean any Internet sites for which any Web Site Services are being used hereunder, including, without limitation, any Web Site containing a Service HyperLink (as defined below) and (ii) "Content" shall be deemed to include the materials and information to be made available or displayed (including, without limitation, text, graphics, art, animation, software, photographs, video, music, advertisements, other audio and visual assets) on or through the Web Sites, including without limitation the contents of any third party contributions to bulletin boards, chat forums, or other communications services, transaction services, or information services incorporated into the Web Sites.

(e) Except to the extent required by law or expressly permitted in this Attachment, CUSTOMER may not resell this Service.

3.    CONTENT AND SERVICE USE.

Customer is responsible for its Content and that of any of its End Users' (including any Content hosted by Customer or any End User on behalf of third parties, irrespective of whether such hosting is permitted pursuant to this Agreement). Customer acknowledges that it has read and agrees to be bound by AT&T's Acceptable Use Policy ("AUP"). The AUP, as it may be revised from time to time, is published at www.ipservices.att.com/policy.html or at such other address as AT&T may specify by notice. The potential consequences of violating the AUP are described in the AUP, but include filtering, blocking, or removing Content, and suspension or termination of the Service. A violation of the AUP is also a material breach of this Attachment.

4.    DOMAIN NAME SERVICES

(a) Customer may, from time to time, request that AT&T submit to InterNIC or another domain name registry, on Customer's behalf, domain name registration applications (each, an "Application"), for domain names selected by the Customer (each, a "Domain Name"). In the event that AT&T elects, in its sole discretion, to perform such service, the Applications shall name AT&T as the Internet Service Provider which will host such domain name. AT&T is not a domain name registry. AT&T's charges for the Domain Name Management Services do not include the domain name registry's fees. Customer shall be responsible for, and shall promptly pay, all such fees.

(b) Customer represents and warrants that (i) all statements on the Application are true and correct; (ii) none of the requested Domain Names or Customer's use of any Domain Name will interfere with the rights of any third party, infringe upon any trademark, service mark or other personal, moral or property right or violate any of the other Standards; and (iii) Customer has a legitimate business purpose for registering each Domain Name, which purpose relates to Customer's purchase of AT&T Services.

(c) With respect to any Domain Name, AT&T may elect to terminate or suspend its hosting of or provisioning of any DNS Services with respect to any or all of Customer's Domain Names immediately upon written notice in the event that (i) an Application is rejected; (ii) the Domain Name Registration is revoked or placed on "hold" or assigned to a third party; or (iii) AT&T receives or becomes aware of any complaints, conflicting claims or court orders regarding the Domain Name.

5.    LIMITATION OF LIABILITY

(a) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, AT&T DOMAIN NAME SERVICES, AT&T INTERNET MAIL AND ALL RELATED SOFTWARE ARE PROVIDED ON AN "AS IS" BASIS. AT&T SHALL NOT BE LIABLE IN ANY WAY WHATSOEVER FOR ANY DIRECT OR INDIRECT LOSS, COST OR DAMAGE CUSTOMER MAY INCUR IN CONNECTION WITH CUSTOMER'S USE OF SUCH SERVICES OR SOFTWARE OR AT&T PROVIDING OR FAILING TO PROVIDE SUCH SERVICES OR SOFTWARE TO CUSTOMER. WITHOUT LIMITING THE FOREGOING, AT&T DOES NOT MAKE ANY WARRANTIES REGARDING THE SUCCESSFUL REGISTRATION OF ANY DOMAIN NAME, THE TIME OF SUBMISSION OF THE APPLICATION OR CUSTOMER'S RIGHT TO CONTINUED USE OF A DOMAIN NAME AFTER REGISTRATION. AT&T IS NOT REQUIRED TO PARTICIPATE IN ANY DISPUTES RELATING TO THE APPLICATION OR THE REGISTRATION OF ANY DOMAIN NAME

(b) IF ANY WEB SITE SERVICE FAILS TO PERFORM SUBSTANTIALLY IN CONFORMANCE WITH ITS APPLICABLE PUBLISHED SPECIFICATIONS, AT&T MAY PROVIDE CUSTOMER A PRO-RATED REFUND OR CREDIT OF THE CHARGE(S) APPLICABLE TO THE PORTION OF THE SERVICE THAT PERFORMED IMPROPERLY OR FAILED TO PERFORM, SUBJECT, IN ALL CASES, TO ANY EXCLUSIONS THAT MAY APPLY UNDER THIS ATTACHMENT OR THE AGREEMENT. AT&T'S ENTIRE LIABILITY, AND CUSTOMER'S EXCLUSIVE REMEDY AGAINST AT&T, FOR ANY WEB SITE SERVICE DEFECT OR FAILURE WILL BE LIMITED TO THE REMEDY SET FORTH IN THE PRECEDING SENTENCE.

6.    TERMINATION

Either party may terminate this Attachment or any Web Site Service provided pursuant to this Attachment without cause upon thirty (30) days' written notice to the other party, unless otherwise specifically set forth (i) in any attached terms and conditions to this Attachment or (ii) in the Price Schedule at the time the applicable Web Site Service is ordered by the Customer.

7.    USE OF AT&T-PROPRIETARY IDENTIFIERS.

AT&T may make certain graphics or other visual cues, which may include trade names, logos, trademarks, trade dress, service marks, symbols or other indicia of origin (collectively, "Identifiers"), available to Customer for display or authorized use on the Web Site, subject to these terms and conditions, and may also provide to Customer instructions on how to display or use the Identifiers and, if applicable, how to place them on the Web Sites. If AT&T makes any Identifier available to Customer, AT&T grants to Customer a non-exclusive, worldwide license to use such Identifier during the period that the Transaction Service is made available to Customer, without modification, solely in connection with the Transaction Service in accordance with AT&T's written instructions. All use of each such Identifier shall inure to the benefit of AT&T and shall not create any right, title or interest in it for Customer. AT&T owns all right, title and interest in and to each Identifier. Customer agrees to cooperate with AT&T in facilitating AT&T's monitoring and control of Customer's use of each Identifier and to supply AT&T with samples of Customers use of it upon request. No other use of any Identifier will be made by Customer for any purpose without the prior written consent of AT&T. Customer agrees and acknowledges that AT&T may place or may require Customer to place a disclaimer on any Web Site Content that contains an Identifier, stating that AT&T does not endorse any Content, product or service which is provided by any party other than AT&T.

8.    GENERAL

(a) AT&T's policy is to continually improve its products and services, and so may from time to time change the Web Site Service as provided to Customer under this Attachment.

(b) Notices to Customer under this Attachment may also be given electronically to the e-mail address provided by the Customer to AT&T.

(c) Unless otherwise specifically set forth in this Attachment, AT&T does not provide any web design or development services or other professional services as part of the Web Site Services. Any web design and development services performed in connection with the Web Site Services (whether such services are performed by a member of the AT&T Creative Alliance Program or otherwise) are rendered by independent entities having no affiliation with AT&T. Customer understands that AT&T has no control over and shall have no responsibility or liability with respect to such entities or the services they provide.

                                   Page 1 of 1
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

                               READY FOR BUSINESS
                     AT&T LIMITED GUARANTEE TO CUSTOMERS OF
                          AT&T MANAGED INTERNET SERVICE
                       AND VIRTUAL PRIVATE NETWORK SERVICE

      Customers of the AT&T Managed Internet Service (MIS) or Virtual Private Network Service (VPNS) who are provisioned on the AT&T IP Backbone are provided guarantees of network availability, maximum delay, and maximum packet loss, subject to program rules and regulations set forth below. If a customer of either of the foregoing AT&T business services (the "Covered Services") experiences a Network Outage of ten (10) minutes or more in any calendar day, or if AT&T experiences in any calendar month a Network-wide Delay of greater than 80 milliseconds or a Network-wide Packet Loss of 1% or more, the customer will be eligible for a credit of one day's worth (1/30th) of the customer's total monthly connection charge for that Covered Service for each such incident, subject to the maximums specified below. In addition, customers of the Covered Service that lease the customer premises equipment (CPE) from AT&T under the Managed CPE Option (included with MIS; available as an option with VPNS) are extended the same limited guarantee and will receive the same credit for a Service Outage to the CPE and to the dedicated access facility from their premises to the AT&T Point of Presence.

Program Rules and Regulations:

1. Definitions:

"AT&T IP Backbone" is defined as the AT&T owned and operated Internet
     Protocol (IP) infrastructure and consists of all AT&T Internet Service Points of Presence ("POPs") in the forty-eight (48) continental United States, the telecommunications equipment and facilities that interconnect all wiring within them, and the physical plant that surrounds them. The AT&T IP Backbone does not include CPE nor the dedicated access facility connecting the customer's premises to the AT&T IP Backbone.

"Network-wide Delay" is defined as the average percentage for the applicable calendar month, measured between all city pairs on the core AT&T IP Backbone, of round trip delay time for transmissions solely among points that are within the core AT&T IP Backbone, excluding delays relating to scheduled periods of maintenance or upgrades.

"Network-wide Packet Loss" is defined as the average percentage for the applicable calendar month, measured for all city pairs on the core AT&T IP Backbone, of packets that are not successfully delivered for transmissions


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     solely among points that are within the core AT&T IP Backbone, excluding delivery failures that are not attributable to performance of the AT&T IP Backbone or delivery failures relating to scheduled periods of maintenance or upgrades.

An "Outage" is defined as either a Network Outage or a Service Outage.

A "Network Outage" is defined as any occurrence within the AT&T IP Backbone that results in the inability of the AT&T IP Backbone to transmit IP packets on behalf of the customer. A "Network Outage" does not include an outage for scheduled periods of maintenance or upgrades.

A "Service Outage" is defined as any occurrence within the AT&T IP Backbone, the dedicated access facility provided by AT&T, and/or the CPE leased from AT&T that results in the inability of the customer to transmit IP packets. A "Service Outage" does not include an outage for scheduled periods of maintenance or upgrades. A Service Outage guarantee is only made available to the subset of Covered Service customers that purchase the Managed CPE Option (included with MIS; available as an option with VPNS) and lease the CPE from AT&T.

2. The terms and conditions stated in this document will take effect 30 days after customer's first use of the Covered Service.

3. Claims may be made only by customers who are provisioned on the AT&T IP Backbone. In addition, for customers of the AT&T Virtual Private Network Service, the limited guarantee with respect to Outages applies only for dedicated access usage.

4. In the case of AT&T Managed Internet Service customers, the monthly connection charge that will be the subject of the credit will be the monthly charge for the Service "Package" (port and package components). In the case of AT&T Virtual Private Network Service customers, the monthly connection charge that will be the subject of the credit will be the monthly charge for the PVC connection.

5. In any Calendar month, customer's credits with respect to any particular site for an Outage, may not exceed five Outage incidents.

6. In any calendar year, customer's aggregated credits may not exceed one month's connection charge for the Covered Service.

7. Except for the limited guarantees with respect to Network-wide Latency and Network-wide Packet Loss, AT&T makes no claims regarding the


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      performance of the AT&T IP Backbone. The AT&T IP Backbone is considered available for purposes of determining whether an Outage has occurred if it can transmit IP packets.

8. The Service Outage guarantee includes CPE leased from AT&T and the dedicated access facility provided by AT&T. (CPE is included in the Service Outage guarantee only if it is leased from AT&T and the customer uses the diagnostic modem and supplies the requisite POTS line for the modem.) For AT&T customers who elect not to lease CPE from AT&T the availability guarantee applies to the AT&T IP Backbone only.

9. This limited guarantee does not apply in the event of fire, explosion, lightning, power surges or failures, strikes or labor disputes, water, acts of god, the elements, war, civil disturbances, acts of civil or military authorities, fuel or energy shortages, acts or omissions of suppliers or other causes beyond AT&T's control, whether or not similar to the foregoing.

10. Customer Point of Contact (CPOC) must notify AT&T immediately of a Network Outage or a Service Outage via the applicable toll-free maintenance number. AT&T Technical Support will investigate the reported outage and assign a Trouble Ticket number. Credit request can be sent via an email addressed to wnetsla@att.com or via U.S. Postal Mail to AT&T, 55 Corporate Drive Bridgewater N.J. 08807, Room 31A70, Attn: Business IP SLA Manager (Please include the Trouble Ticket number with your request). AT&T will acknowledge all requests for credit within two (2) business days of receipt and will inform customer via email or U.S. Postal Mail within ten
      (10) days whether the request is approved or denied. Credits will appear on the bill for the Covered Service no later than two (2) billing cycles after credit approval.

11.   All claims are subject to review and verification by AT&T.

12. AT&T will be the sole party to verify and determine whether a customer experienced an Outage or whether AT&T has experienced a Network-wide Delay or Network-wide Packet Loss percentage that is in excess of that specified in these limited guarantees.

13. AT&T reserves the right to change or modify the program rules and regulations or discontinue this limited guarantee program at any time without notice.

14. Credits are exclusive of any applicable taxes charged to the customer or collected by AT&T.


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15.   This limited guarantee is also subject to the Service Agreement for the
      Covered Service.

(C) 1999 AT&T. All rights reserved.


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